 Prospectus Supplement                                                                August 19, 2024

Healthcare & Life Sciences Fund

ETAHX         Class A Shares           ETCHX        Class C Shares
ETNHX         Class N Shares            ETIHX         Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus for the Fund, dated November 1, 2023, as supplemented, and should be read in conjunction with such Prospectus. .

Effective September 1, 2024, I-hung Shih, PhD, Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Dr. Finny Kuruvilla will continue to serve as a Portfolio Manager of the Fund and will be the Lead Portfolio Manager of the Fund. Accordingly, the following revisions to the Prospectus are effective September 1, 2024:

1.	The following information replaces the section in the Fund’s Prospectus entitled “FUND SUMMARY/ Eventide Healthcare & Life Sciences Fund – Portfolio Managers”:

Portfolio Managers. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Dr. I-hung Shih, Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund as a Portfolio Manager since the Fund commenced operations in 2012. Dr. Shih has served the Fund as a Co-Portfolio Manager since September 2024.

2.	The second paragraph under the heading “MANAGEMENT OF THE FUNDS - Portfolio Managers” of the Fund’s Prospectus is amended as follows:

Dr. Finny Kuruvilla and Dr. I-hung Shih serve as Portfolio Managers of the Healthcare & Life Sciences Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund.

3.	The following paragraph is added to the section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUND -Portfolio Managers”:

Dr. I-hung Shih (Healthcare & Life Sciences Fund)

I-hung Shih, PhD, Biochemistry, joined Eventide in July 2024 and has led Eventide’s Healthcare team as Managing Director and Co-Portfolio Manager since September 2024 under the supervision of the Adviser’s Co-Chief Investment Officers.  Effective September 1, 2024, Dr. Shih will be a Managing Director for Eventide Ventures®, Eventide's private investing line of business.

Dr. Shih has over 20 years of professional experience. Before starting at Eventide she was Portfolio Manager and a Global Industry Analyst before being promoted as Co-Head of Wellington Biotech Private Investments at Wellington Management Company. Prior to her time at Wellington, Dr. Shih held investment management roles on teams at T.Rowe Price, Temasek International, and Credit Suisse. She began her career in research, working as a Research Fellow at the NIH and Whitehead Institute at MIT. Following those experiences, she joined Gilead Sciences where she started as a Research Scientist, and then worked as a Senior Manager in Commercial Strategy, before entering the investment management industry.

Dr. Shih holds a PhD in Biochemistry from Duke University. She also holds an MBA from The Wharton School at the University of Pennsylvania and a BS in Chemistry from the National Taiwan University.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.